Exhibit 99.1
PRESS RELEASE FOR IMMEDIATE RELEASE	December 20, 2016

BUTLER NATIONAL ANNOUNCES STOCK REPURCHASE PROGRAM

OLATHE, KANSAS, December 20, 2016 – Butler National Corporation (OTC Pink: BUKS), a leading manufacturer and provider of support systems for commercial and military aircraft and a recognized provider of management services in diverse business groups including the gaming industry, today announced that its Board of Directors approved a stock repurchase program authorizing the repurchase of up to $500,000 of its common stock.  Purchases under the program are authorized through May 1, 2018.  At current market prices, this represents authorization to repurchase approximately 4% of outstanding shares.

"The stock repurchase program reflects the commitment of our Board of Directors to enhancing shareholder value and our confidence in Butler National's long-term growth prospects. In light of Butler National's strong financial performance in the second quarter, the Board believes the stock repurchase program is a strategic investment and an appropriate use of corporate funds," said Butler National President and Chief Executive Officer, Clark D. Stewart.

Under the program, Butler National Corporation plans to repurchase shares of its common stock in open market transactions or by other means in accordance with federal securities laws.  Management will determine the actual timing, number and value of the shares repurchased under the program, which will depend on a number of factors, including the price of the common stock, general market and economic conditions and applicable legal requirements.

About Butler National Corporation:

Butler National Corporation operates in the Aerospace and Services business segments.  The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft. Services include temporary employee services, gaming services and administrative management services.

Statements made in this report, filed with the Securities and Exchange Commission, communications to stockholders, press releases, and oral statements made by representatives of Butler National Corporation that are not historical in nature, or that state the company's or management's intentions, hopes, beliefs, expectations or predictions of the future, may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").  Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions.  Forward-looking statements are not guarantees of future performance or results.  They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements.  The forward looking statements in this report are only predictions and actual events or results may differ materially.  These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to Butler National Corporation's Annual Report on Form 10- K, incorporated herein by reference.  Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
David Drewitz, Public Relations david@creativeoptionscommunications.com www.creativeoptionscommunications.com Butler National Corporation Investor Relations	Ph (972) 814-5723 Ph (913) 780-9595

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